                                                                    EXHIBIT 99.1

                                                                           NYFIX

FOR IMMEDIATE RELEASE

COMPANY CONTACT:
Jennifer Carberry
NYFIX, Inc.
(203) 425-8000 or
info@nyfix.com
www.nyfix.com
-------------

          NYFIX, INC. APPOINTS THREE NEW MEMBERS TO BOARD OF DIRECTORS

STAMFORD,  CT,  SEPTEMBER 15, 2005:  NYFIX,  INC.  (NASDAQ:  NYFXE), A LEADER IN
TECHNOLOGY solutions for the financial marketplace, today announced that Richard
Y.  Roberts,  Lon Gorman and Robert  Gasser have joined the  Company's  board of directors.

Richard Y.  Roberts is a partner  with Thelen  Reid & Priest LLP in  Washington,
D.C. From 1990 to 1995, Mr.  Roberts served as a Commissioner  of the Securities and Exchange  Commission  and, in this capacity,  was actively  involved in, has written about or has testified on a wide range of subjects affecting the capital markets.  Since  leaving  the  SEC,  Mr.  Roberts  has  been  a  frequent  media commentator  and  writer on  various  securities  public  policy  issues and has assisted  the  governments  of  Romania  and  Ukraine  in the  development  of a securities  market.  From 1987 to 1990,  he was the  chief of staff for  Senator
Richard Shelby.

Mr.  Roberts is a graduate  of Auburn  University  where he earned a Bachelor of
Science degree in Electrical  Engineering.  He received his Juris Doctorate from the  University of Alabama  School of Law and his Master of Laws from The George
Washington  University Law Center. Mr. Roberts is a member of the Advisory Board of the  International  Journal  of  Disclosure  and  Governance,  of  Securities
Regulation and Law Report, and of the Municipal Finance Journal. Mr. Roberts has
served as a member of the NASD's  District 10 Regional  Consultative  Committee,
Market Regulation Advisory Board, and Legal Advisory Board.

Lon Gorman is the retired Vice Chairman of The Charles  Schwab  Corporation  and
President of Schwab Institutional and Asset Management.  Mr. Gorman was a member of the  Executive  Committee  of The Charles  Schwab  Corporation.  He served on
Schwab's  Global Risk Steering  Committee and was Chairman of Schwab's  Learning
and  Development  Committee.  Mr. Gorman joined Schwab in June 1996 following 16 years at Credit Suisse First Boston,  where he was Managing Director and head of global equity  trading.  Prior to CSFB,  he was a partner at F.  Eberstadt & Co.
with responsibility for institutional sales and trading.

Mr.  Gorman  currently  serves on the board of  directors  of the  Nasdaq  Stock
Market,  Inc. He has also served as Vice  Chairman of the board of  directors of the  Securities  Industry  Association  (SIA),  Co-Chairman  of the  SIA  Market
Structure  Committee,  and as a  member  of the SIA  Public  Trust &  Confidence
Committee  and the New  York  Stock  Exchange  and  NASDAQ  Quality  of  Markets
committees. Mr. Gorman was a featured speaker at numerous industry forums and an outspoken  advocate for the interests of Schwab's clients on industry and market structure issues. He attended Adelphi University.

Robert Gasser has served as Chief Executive  Officer of NYFIX  Millennium  since
2001 and President of NYFIX Transaction  Services and NYFIX Clearing Corporation
since  their  respective  formations  and  NASD  approvals  in  2002  and  2003, respectively.  Mr. Gasser was formerly Head of US Equity  Trading for JP Morgan, which  included the firm's  NASDAQ,  Listed,  Convertible,  and Program  Trading businesses.  Mr.  Gasser  started  with JP Morgan in 1987 and held a variety  of positions.  Also,  during his tenure at JP Morgan,  Mr. Gasser served on various industry  committees,  including the NASDAQ Quality of Markets Committee and the
NYSE Upstairs Traders Advisory  Committee.  In addition,  he directed the firm's investment in NYFIX Millennium and Archipelago,  where he served on the board of managers from 1999 until 2001.  Mr. Gasser holds a Bachelor of Science degree in
Foreign Service from Georgetown University, School of Foreign Service.

ABOUT NYFIX, INC.

NYFIX,  INC.  is an  established  provider  to the  domestic  and  international financial  markets  of  trading  workstations,  middle-office  trade  automation technologies and trade communication  technologies.  Our NYFIX Network is one of the industry's  largest networks,  connecting  broker-dealers,  institutions and exchanges.  In addition to our headquarters in Stamford, we have offices on Wall
Street in New York City, in London's Financial District,  in Chicago, and in San
Francisco.  We operate redundant data centers in the northeastern  United States with additional data center hubs in London,  Amsterdam, Hong Kong and Tokyo. For more information, please visit www.nyfix.com.

THIS  PRESS  RELEASE  CONTAINS  CERTAIN  FORWARD-LOOKING  STATEMENTS  WITHIN THE
MEANING OF SECTION 27A OF THE  SECURITIES  ACT OF 1933, AS AMENDED,  AND SECTION
21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, WHICH ARE INTENDED TO BE
COVERED BY THE SAFE HARBORS  CREATED  THEREBY.  INVESTORS ARE CAUTIONED THAT ALL
FORWARD-LOOKING  STATEMENTS  INVOLVE RISKS AND  UNCERTAINTY,  INCLUDING  WITHOUT
LIMITATION,  THE  ABILITY OF THE  COMPANY TO MARKET AND  DEVELOP  ITS  PRODUCTS.
ALTHOUGH   THE   COMPANY   BELIEVES   THAT  THE   ASSUMPTIONS   UNDERLYING   THE
FORWARD-LOOKING   STATEMENTS  CONTAINED  HEREIN  ARE  REASONABLE,   ANY  OF  THE
ASSUMPTIONS COULD BE INACCURATE,  AND THEREFORE,  THERE CAN BE NO ASSURANCE THAT
THE  FORWARD-LOOKING  STATEMENTS INCLUDED IN THIS PRESS RELEASE WILL PROVE TO BE
ACCURATE.   IN  LIGHT  OF  THE   SIGNIFICANT   UNCERTAINTIES   INHERENT  IN  THE
FORWARD-LOOKING  STATEMENTS  INCLUDED HEREIN,  THE INCLUSION OF SUCH INFORMATION
SHOULD NOT BE REGARDED AS A  REPRESENTATION  BY THE COMPANY OR ANY OTHER  PERSON
THAT THE OBJECTIVES AND PLANS OF THE COMPANY WILL BE ACHIEVED.